UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2004

TWEETER HOME ENTERTAINMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Pequot Way
Canton, Massachusetts 02021
(781) 830-3000
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)	Exhibits.

99.1	Press Release dated January 27, 2004
99.2	Transcript of fiscal 2004 first quarter earnings conference call.

Item 12. Results of Operations and Financial Condition.

     On January 27, 2004, the registrant announced its earnings results for the quarter ended December 31, 2003. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     In addition, on January 27, 2004, the registrant conducted its quarterly earnings conference call for the period ended December 31, 2003. A transcript of the call is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release dated January 27, 2004
Ex-99.2 Transcript of 1st quarter conference call

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEETER HOME ENTERTAINMENT GROUP, INC.

DATED: January 29, 2004

By:	/s/ Joseph G. McGuire Joseph G. McGuire Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 27, 2004
99.2	Transcript of fiscal 2004 first quarter earnings conference call.

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